National Life Insurance Company
                      National Variable Annuity Account II

                         Supplement dated September 14,
           2004 to Sentinel Advantage Prospectus dated May 1, 2004 as supplemented June 1, 2004





Clarification on Illuminations Availability. The first sentence under "Optional `Illuminations' Investment Advisory Service" on page 30 of the prospectus is replaced by the following:

     Beginning May 1, 2004, National Life makes available to all Sentinel Advantage Variable Annuity Contract Owners, subject to the minimums and the exception for ERISA contracts described below, at no cost to the Owner, an optional investment advisory service which National Life calls "Illuminations". Illuminations is not available on Contracts purchased under 403(b) plans subject to ERISA or any employer-sponsored ERISA qualified plan under Code Section 1.401(a). However, Illuminations is available on non-ERISA Qualified Contracts, including IRA's and non-ERISA 403(b) plans, subject to the minimums described below.

Effective June 1, 2004, Guaranteed Accounts are available for 5 year periods as well as 7 and 10 year periods. See "The Guaranteed Accounts" on page 36 of the prospectus.

Also effective June 1, 2004, Illuminations is available after issue of a Contract if either the total Premium Payments under the Contract have been at least $50,000 or if the current Contract Value is at least $50,000.